Vessels	6 Months Ended
Jun. 30, 2019
Vessels [Abstract]
Vessels

4.       Vessels

Sale and Leaseback

On December 21, 2017, the Company entered into a five-year sale and leaseback agreement for each of the two suezmaxes, Eurochampion 2004 and Euronike. The agreed net sale price was $32,600 each. Under these leaseback agreements, there is a seller’s credit of $6,500 each on the sales price that becomes immediately payable to the Company by the owners at the end of the five-year charter or upon sale of the vessels during the charter period. Following adoption of ASC 842 and the package of practical expedients, the Company continues to account for the transaction as an operating lease.

Upon adoption of ASC 842, the Company as at January 1, 2019 recognized on the interim consolidated balance sheet a right-of-use asset of $29.3 million based on the present value of the future minimum lease payments and an obligation under operating lease of $29.3 million. The Company has not incurred any initial direct costs for the sale and leaseback transaction and has not performed any payments prior to the commencement date of the contract. The leaseback agreements include three one-year option periods, following completion of the initial five-year charters, which are not recognized as part of the right-of-use asset and the obligation under operating lease.

The incremental borrowing rate used to determine the right-of-use asset and the obligations under operating lease was 5.45% and the weighted average remaining lease term was 3.48 years as at June 30, 2019. Amortization of the right-of-use asset is recognized on a straight-line basis from the commencement date of the contract to the end of the sale and leaseback, provided that no impairment will be recognized over the lease term. As at June 30, 2019, both the right-of use asset and the corresponding obligation under operating lease were $25.4 million (current portion $7.7 million and non-current portion $17.7 million).

Year	Lease Commitment
July 1 to December 31, 2019	4,097
2020	8,191
2021	8,191
2022	8,191

Minimum net lease payments	28,670
Less: present value discount	(3,319)

Total Obligations under operating lease (current and non-current portion)	25,351

The Company has subleased the vessels and has recognized sublease income of $2.3 million for the second quarter of 2019 compared to $2.2 million in the prior year second quarter. The amount of $5.4 million was recognized for the first half of 2019 compared to $4.3 million in the prior year first half.

Held for sale

During the second quarter of 2019, the Company assessed that the suezmax tankers Archangel and Alaska and the aframax Izumo Princess met the held for sale criteria. The Company measured the held for sale vessels at the lower of carrying value and fair value less costs to sell ($94,560). The fair value was determined through Level 2 inputs.

Sales

There were no vessel sales during the first half of 2019. On April 11, 2018, the Company sold the VLCC Millennium, realizing a net loss of $364, which is separately reflected in the accompanying Consolidated Statement of Comprehensive Income (Loss).